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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the 1998 Stock Option Plan of Cyberonics, Inc. of our report dated August 13, 1998, included in Cyberonics, Inc.'s Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP



Houston, Texas
October 27, 1998